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                              CERTIFICATE OF TRUST
                                       OF
                          SIMMONS FIRST CAPITAL TRUST

          THIS CERTIFICATE OF TRUST OF SIMMONS FIRST CAPITAL TRUST
(the "Trust"), dated -------------, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, J. Thomas May, Barry L. Crow and John L. Rush, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C.
Section 3801 et seq.).


1. NAME. The name of the business trust formed hereby is SIMMONS FIRST CAPITAL TRUST.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on --------------, 1997.




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          IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.


                                    WILMINGTON TRUST COMPANY,
                                    as trustee


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




                                    -------------------------------------------
                                          J. Thomas May
                                          as Trustee




                                    -------------------------------------------
                                          Barry L. Crow
                                          as Trustee




                                    -------------------------------------------
                                          John L. Rush
                                          as Trustee

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